UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2009

Genesis Fluid Solutions Holdings, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	333-148346	98-0531496
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6660 Delmonico Drive Suite 242-D Colorado Springs, CO	80919
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (719) 359-5215

Cherry Tankers Inc. 78 Sokolov Street, Herzeliya, Israel
(Former name or former address if changed since last report.)

Copies to:
Harvey J. Kesner, Esq.
Benjamin S. Reichel, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 2 on Form 8-K/A to the Genesis Fluid Solutions Holdings, Inc. Form 8-K filed with the Securities and Exchange Commission on November 5, 2009, as amended on November 16, 2009, is being filed to include the registrant’s unaudited financial statements for the nine months ended September 30, 2009 and 2008, which are filed herewith as Exhibit 99.4.

The accompanying financial statements and notes which are being filed with this currrent report of Form 8-K/A herewith have not been reviewed by the companies registered independent auditor.

9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired. In accordance with Item 9.01(a), Genesis Fluid Solutions’ unaudited financial statements for the nine-month interim period ended September 30, 2009, are filed in this Current Report on Form 8-K/A as Exhibit 99.4.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K/A.

Exhibit No.	Description
99.4	Genesis Fluid Solutions, Ltd. unaudited financial statements for the nine months ended September 30, 2009 and 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 14, 2009

GENESIS FLUID SOLUTIONS HOLDINGS, INC.

By:   /s/ Carol Shobrook

Name:    Carol Shobrook
Title:      Chief Operating Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.4	Genesis Fluid Solutions, Ltd. unaudited financial statements for the nine months ended September 30, 2009 and 2008

i